EXHIBIT 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Priority Healthcare Corporation (the "Company") on Form 10-Q for the period ending June 29, 2002, as filed with the Securities and Exchange Commission on July 30, 2002 (the "Report"), I, Steven D. Cosler, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. <section> 1350, as adopted pursuant to
<section> 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /S/ STEVEN D. COSLER
                                        Steven D. Cosler
                                        President and Chief Executive Officer
                                        August 13, 2002